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Reaccelerating TYSABRI • William Sibold, SVP US Commercial • Dr. Alfred Sandrock, SVP Neurology 18 March 2009

Forward Looking Statements and Important Information This presentation includes forward-looking statements about regulatory actions and the sales potential and the benefit-risk profile of TYSABRI(r) Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those that we express or imply, including the uncertainty of success in commercializing our products, the occurrence of adverse safety events, competitive pressures, changes in the availability of reimbursement for our products, possible adverse impact of government regulation, product liability claims and the other risks and uncertainties that are described in Item 1.A. Risk Factors in our annual report on Form 10-K and in other reports we file with the SEC. These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Biogen Idec and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Biogen Idec in connection with the Company's 2009 annual meeting of stockholders. Information concerning the interests of participants in the solicitation of proxies will be included in any proxy statement filed by Biogen Idec in connection with the Company's 2009 annual meeting of stockholders. In addition, Biogen Idec files annual, quarterly and special reports with the Securities and Exchange Commission (the "SEC"). The proxy statements and other reports, when available, can be obtained free of charge at the SEC's web site at www.sec.gov or from Biogen Idec at www.biogenidec.com. Biogen Idec stockholders are advised to read carefully any proxy statement filed in connection with the Company's 2009 annual meeting of stockholders when it becomes available before making any voting or investment decision. The Company's proxy statement will also be available for free by writing to Biogen Idec Inc., 14 Cambridge Center, Cambridge, MA 02142. In addition, copies of the proxy materials may be requested from our proxy solicitor, Innisfree M&A Incorporated, by toll-free telephone at (877) 750-5836 or by e-mail at info@innisfreema.com.

Agenda TYSABRI Commercial Plan & Execution TYSABRI R&D Initiatives

Month ENBREL REMICADE HUMIRA TYSABRI US Intl 1 2343 656 5 1350 802 548 2 10261 3705 29 2614 1337 1277 3 16220 5508 61 4128 3209 920 4 19597 6692 1832 8319 6525 1794 5 29915 4066 6814 9800 7562 2239 6 26675 4647 12274 11333 8143 3189 7 27864 6098 13182 15787 12231 3556 8 34678 4092 15622 15033 11155 3879 9 31521 4404 22516 17658 12378 5280 10 36887 6946 20593 19774 12853 6921 11 50950 4672 22934 26257 17470 8786 12 35877 5009 33398 26010 16508 9502 13 36775 6885 31968 31127 19786 11469 14 49474 7126 34386 28267 18403 9803 15 38295 7891 46449 33979 20349 13563 16 40932 11860 40735 42602 26829 15992 17 53795 10695 42045 42286 23913 18569 18 48519 14307 55451 44181 25616 18150 19 51152 20587 48571 52839 29301 23539 20 65237 18607 51019 51485 28202 23282 21 54771 21081 63859 55344 28790 26555 22 57146 26870 58817 61732 27214 34382 23 73594 25350 65043 72258 40170 32224 24 59091 27324 85786 65992 31880 34112 25 57348 35498 72942 88368 45000 43369 26 88809 32840 76260 70123 35190 34933 27 53780 37163 96266 78545 42835 36656 28 59368 46963 80680 73070 36804 36611 29 75842 46369 82793 67068 35604 31494 30 62025 52396 105899 76180 31 61033 72965 94087 32 78858 60752 96337 33 69410 70987 114547 34 69946 94459 104022 35 86312 70944 106429 36 75411 77904 126120 TYSABRI Launch In-Line With Other Blockbuster Biologics Global In-Market Revenue Trajectory by Month Since Launch Source: IMS, BIIB in Market. TYSABRI data through Dec 2008; Evaluate Pharma Revenue (US$000) Months post Launch Humira Remicade Enbrel Cases #1, #2 TYSABRI Month ENBREL REMICADE HUMIRA TYSABRI US Intl 1 2343 656 5 1350 802 548 2 10261 3705 29 2614 1337 1277 3 16220 5508 61 4128 3209 920 4 19597 6692 1832 8319 6525 1794 5 29915 4066 6814 9800 7562 2239 6 26675 4647 12274 11333 8143 3189 7 27864 6098 13182 15787 12231 3556 8 34678 4092 15622 15033 11155 3879 9 31521 4404 22516 17658 12378 5280 10 36887 6946 20593 19774 12853 6921 11 50950 4672 22934 26257 17470 8786 12 35877 5009 33398 26010 16508 9502 13 36775 6885 31968 31127 19786 11469 14 49474 7126 34386 28267 18403 9803 15 38295 7891 46449 33979 20349 13563 16 40932 11860 40735 42602 26829 15992 17 53795 10695 42045 42286 23913 18569 18 48519 14307 55451 44181 25616 18150 19 51152 20587 48571 52839 29301 23539 20 65237 18607 51019 51485 28202 23282 21 54771 21081 63859 55344 28790 26555 22 57146 26870 58817 61732 27214 34382 23 73594 25350 65043 72258 40170 32224 24 59091 27324 85786 65992 31880 34112 25 57348 35498 72942 88368 45000 43369 26 88809 32840 76260 70123 35190 34933 27 53780 37163 96266 78545 42835 36656 28 59368 46963 80680 73070 36804 36611 29 75842 46369 82793 67068 35604 31494 30 62025 52396 105899 76180 31 61033 72965 94087 32 78858 60752 96337 33 69410 70987 114547 34 69946 94459 104022 35 86312 70944 106429 36 75411 77904 126120

Evolution to Product Leadership Acknowledge the Objection: Fear of PML Overcome the Objection: TYSABRI Benefit vs. PML Risk Change the Behavior: Focus on Unique Selling Point

Physician Confidence Returning Jan, 06 Feb, 06 Mar, 06 Q1 '06 Rolling Average Apr, 06 May, 06 June, 06 Q2 '06 Rolling Average H1 2006 July, 06** Aug., 06 Q3 '06 Rolling Average Oct., 06 Nov., 06 Dec., 06 Q4 '06 Rolling Average H2 2006 Jan., 07 Feb., 07 Mar., 07 Q1 '07 Apr., 07 May., 07 June., 07 Q2 '07 July., 07 Aug., 07 Sep., 07 H1 2007 Q3 '07 Oct., 07 Nov., 07 Dec., 07 Q4 '07 H2 2007 Feb. '08 Apr. '08 Feb/Apr 08 Jun .. '08 Apr/Jun 08 Aug. '08 Jun/Aug 08 Aug/Oct 08 Oct/Dec 08 Dec 08 Dec/Feb09 Feb 08 Top 3 Box 0.45 0.42 0.48 0.45 0.48 0.43 0.45 0.45 0.45 0.4 0.44 0.43 0.47 0.51 0.53 0.5 0.47 0.57 0.55 0.59 0.57 0.52 0.66 0.65 0.61 0.6 0.63 0.61 0.59 0.61 0.67 0.67 0.69 0.68 0.65 0.65 0.65 0.65 0.65 0.65 0.45 0.55 0.45 0.59 0.62 0.61 0.5939 Neutral 0.17 0.2 0.27 0.21 0.18 0.25 0.19 0.21 0.21 0.26 0.29 0.25 0.16 0.22 0.22 0.2 0.23 0.15 0.17 0.17 0.16 0.18 0.1 0.16 0.15 0.2 0.19 0.21 0.16 0.2 0.13 0.19 0.16 0.16 0.18 0.14 0.13 0.14 0.17 0.15 0.25 0.21 0.25 0.15 0.12 0.1317 0.1397 Bottom 3 Box 0.37 0.38 0.25 0.33 0.33 0.32 0.36 0.34 0.34 0.34 0.28 0.33 0.37 0.27 0.25 0.3 0.3 0.28 0.28 0.22 0.26 0.31 0.24 0.19 0.25 0.2 0.18 0.19 0.26 0.19 0.2 0.15 0.15 0.17 0.18 0.22 0.22 0.22 0.18 0.2 0.31 0.25 0.31 0.27 0.26 0.2621 0.2664 "TYSABRI's benefits outweigh the risk it poses to MS patients." Source: US data: December 2008 Neurologist Metrics Tracker; Top 3 boxes on a 7 point scale. ? Agree Cases #1, #2 Case #3

Evolution to Product Leadership "Effective Drug with Fatal Side Effect" "Unprecedented effect, with manageable side effect"

TYSABRI(r): A Drug That Improves MS Reduction of disease progression Reduction in relapse rate Free of disease activity 54%2 68%2 37%1 Improvement Failure-based paradigm Improvement paradigm Intermediate 69%3 1.Havrdova, et al. Lancet.neurology February 9, 2009 S1474-4422(09)70021-3 ; Effect of natalizumab on clinical and radiological disease activity in multiple sclerosis: a retrospective analysis of the Natalizumab Safety and Efficacy in Relapsing-Remitting Multiple Sclerosis (AFFIRM) study 2. Polman CH, et al. N Engl J Med. 2006;354:899-910. 3. Munschauer,et al. Natalizumab Significantly Increases the Cumulative Probability of Sustained Improvement in Physical Disability, P #P474 Presented at the World Congress on Treatment and Research in Multiple Sclerosis, September 2008, Montreal, Canada

Free of progression Free of relapses Free of new T2 lesions Free of Gd+ lesions MRI activity Clinical activity 37% free of disease activity Havrdova E, et al. Presented at: WCTRIMS, September 2008, Montreal Canada Freedom From Disease Activity Patients with no disease activity Patients with no disease activity Patients with no disease activity Placebo 7% n=304 TYSABRI 37% n=600 5X More TYSABRI-Treated Patients Experienced Freedom From Disease Activity compared to Placebo "All of my prayers have been answered with this drug, and I am so thankful for TYSABRI." -- Christie (U.S.)

Beyond Slowing the Disease Sustained Improvement Note: Tysabri data presented at 2008 ECTRIMS meeting, Munschauer et al. P474. Physician perception based on October 2008 Biogen Idec market research. "I can go out on my own. I can return to my role as a mother with my daughter. I can do the shopping, go to college, walk on the beach with the dogs." -- Debbie (Ireland)

Beyond Slowing the Disease Improved Walking, Dexterity, and Thinking Placebo n=264 Natalizumab n=536 P=0.003 P=0.011 -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 SF-36 PCS SF-36 MCS Mean Change From Baseline at 2 Years ? SE Note: PCS = Physical Component Summary; MSC = Mental Component Summary Source: Rudick QOL ECTRIMS 2006 "I call it my quality of life-line." -- Caroline Haynes, U.K.

Comprehensive Dialogue with Our Customers Thousands of Interactions With Each of Our Audiences Patient Services Direct Mail Live Programming Congresses Sales Details Doctors Nurses Nurse Practitioners Patients Patient Associations Pharmacists Regulators Payers PE Specialists Webcasts Websites Med Info Peer-to-Peer Programming Advisory Boards Public Affairs

Most Neurologists Expect to Increase Use of TYSABRI ZS PhysPulse: Q243a. Please indicate how you expect your usage of each of the available MS drug therapies to change over the next six months. *Expected change in usage over six months following fielding. +Countries included: Belgium, France, Germany, Italy, Netherlands, Spain, UK, US US data collected Oct 2008; EU data collected Nov-Dec 08 Physician Expectations Around TYSABRI Use Over Next 6 Months 4Q2008 No change 0.23 Decrease 0.03 Increase 0.74 "Increase" 74% "Stay Same" 23% "Decrease" 3%

Agenda TYSABRI Commercial Plan & Execution TYSABRI R&D Initiatives

Biogen Idec Neurology R&D TYSABRI Leading the way on science of TYSABRI Delivering tools and information to neurologists to improve patient outcomes Doing it Quickly

Putting PML in Perspective PML is difficult to diagnose 5HT2A may be helpful PML can't be treated or cured PML is most often fatal Clinical vigilance appears to be effective at identifying patients early Original results not replicated In vitro evidence for mefloquine Rapid intervention appears to improve outcomes 4 out of 5 PML patients in post- marketing are alive The Myths The Facts

Re-defining the TYSABRI® PML Experience

1. Diagnose Early

- ☑ Clinical Vigilance
- ☑ MRI
- ☑ CSF

2. Treat

- ☑ Stop TYSABRI treatment
- ☑ Start Plasma Exchange (PLEX)
- ☑ Give Mefloquine
- ☑ Manage IRIS

=4/5 Alive*

- ☐ Mefloquine study ongoing


1 / 1000
Rate
Less Frequent
Available Data at Launch
Most Neurologists now expect TYSABRI PML patients will live (US 72%, EU 85%)
Less Severe Outcome
Death or Severe Disability
Outcome

*As of Feb 09. Based on 5 postmarket cases with approx 20,000 patients on treatment for >12 months.
ZS PhysPulse data – US Neurologists October 2008; EU Neurologists Nov/Dec 2008
^For patients on TYSABRI who acquire PML, what is your baseline assumption regarding the patient's likely outcome?

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biogen idec

Plasma Exchange Facilitates Removal of Natalizumab

Could we rapidly reconstitute immune system of TYSABRI patient to improve PML prognosis? Ad Board 1Q08 Investigator Mtings MS Congress 3Q07 & 1Q/3Q08 BIIB PML Intervention Support Used successfully in 1st PML Case July 08 Example: Establishing PLEX as Standard of Care in TYSABRI PML Cases 1 (800) 456-2255 Publication Feb 2009 Label Change Oct 2008 Speed from Innovation to Adoption, through Partnership With Neurologists New Problem/Idea Label Change / Publication 2-3 years X Adoption <1 Year

Last Year's Presentation: The Promise of 5HT2a Blockers as anti-JCV Therapy O'Connor, K.A. & Roth, B.L. Nat. Rev. Drug Discov. (2005) 5HT2a blocker

JCV Infectivity Assay

5HT2a Blockers Proved Ineffective at Inhibiting JCV Infectivity 5HT2a's Effect Controls No inhibitive effect

Exhaustive Screen For Potential Inhibitive Compounds 2000 compounds Spectrum collection Screened at 10 mM 67 inhibitors: % JCV inhibition ^20% total cell # inhibition ^ 20% 14 potent inhibitors: IC50 ^ 20 mM Therapeutic index (IC50/TC50*)>2 Brain Penetration (lit search) Mefloquine: IC50 = 3.2 +- 0.8 mM Brain concentration ~30-50 mM

Rate Outcome 1 / 1000 Less Frequent Less Severe Outcome Available Data at Launch Death or Severe Disability Re-defining the TYSABRI(r) PML Experience * As of Feb 09. Based on 5 postmarket cases with approx 20,000 patients on treatment for >12 months ? 1/4000 over 12 months exposure* Patient Selection Monotherapy 2. Reduce Rate? Additional potential? Drug holidays? Risk Stratification? 1. Quantify Rate Clinical Vigilance, TOUCH Program

Emerging Consensus: Drug Holidays Not Recommended Drug holiday likely decreases benefit/risk profile of natalizumab In the majority of patients disease activity returns rapidly on cessation of natalizumab No evidence that a drug holiday reduces PML risk - and impractical to test To prove or disprove risk reduction would require a 2 year study w/150,000 patients1 (1) Assumes non-drug holiday patients experience 1 per 10,000 incidence of PML and that the patients on drug holiday experience no PML events over the same timeframe. To see whether the incidence of PML is reduced from 1 per 10,000 to 1 per 100,000, over 150,000 patients are needed for 80% power.

0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 1 2 3 4 5 6 Months Post Natalizumab Cessation Unadjusted Annualized Relapse Rate AFFIRM (N=480) SENTINEL (N=268) On-study Placebo ARR (AFFIRM 0.73; SENTINEL 0.75) Clinical Disease Activity Returns to Placebo Levels within 5 - 6 Months AFFIRM; SENTINEL

Months Post Natalizumab Cessation Unadjusted Annualized Relapse Rate 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 1 2 3 4 5 6 Highly Active (n=154) All Patients (n=798) Patients Who Were Highly-Active before Starting TYSABRI, Return to High Relapse Rates AFFIRM; SENTINEL

1 2 3 4 5 6 Months Post Natalizumab Cessation Unadjusted Annualized Relapse Rate On-study Placebo ARR (AFFIRM 0.73; SENTINEL 0.75) DMT (n=298) No DMT (n=500) 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 AFFIRM; SENTINEL DMT's Don't Prevent Return of Clinical Disease Activity After Stopping TYSABRI

Further Reducing Risk? Basic Science On Potential Risk Factors Immune Function JC Virus Other Host Genetics Viral Genetics Unknown? PML Is an Extremely Rare Event - Likely Results from the Interplay of Multiple Factors Immune Function JC Virus Other Host Genetics Viral Genetics Unknown?

TYSABRI Raised Awareness of PML, but It Is Increasingly Linked to Many Drugs PML included in label Commonly used by neurologists

ITT Population N=627 Evaluable* Population N=518 Relapse rate 0.23 0.21 Proportion with disability progression 17% 15% Number of new or enlarging T2 lesions over 2 years 1.9 1.0 Proportion with no Gd-enhancing lesions at 2 years 97% 99% *On study for 2 years, missed <4 doses and <2 consecutive doses; antibody negative. 9712.01 TYSABRI: Unprecedented Efficacy

TYSABRI: A Drug That **Improves** MS



69%[3]
Improvement
37%[1]
Free of disease activity
54%[2]
Reduction of disease progression
68%[2]
Reduction in relapse rate
Improvement paradigm
Intermediate
Failure-based paradigm

1.Havrdova, et al. Lancet.neurology February 9, 2009 S1474-4422(09)70021-3 ; Effect of natalizumab on clinical and radiological disease activity in multiple sclerosis: a retrospective analysis of the Natalizumab Safety and Efficacy in Relapsing-Remitting Multiple Sclerosis (AFFIRM) study 2. Polman CH, et al. *N Engl J Med.* 2006;354:899-910. 3. Munschauer,et al. Natalizumab Significantly Increases the Cumulative Probability of Sustained Improvement in Physical Disability, P #P474 Presented at the World Congress on Treatment and Research in Multiple Sclerosis, September 2008, Montréal, Canada